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Exhibit 5.2

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 31 2011, with respect to the financial statements of Scienion AG, Dortmund, Germany, included in the Registration Statement on Form F-10 (No. 333-175382) and the related Prospectus of SQI Diagnostics Inc.

September 2, 2011
Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft
/s/ SEIDEL (Seidel) Wirtschaftsprüfer (German Public Auditor)	/s/ PFEIFFER (Pfeiffer) Wirtschaftsprüferin (German Public Auditor)

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  Exhibit 5.2
CONSENT OF INDEPENDENT AUDITORS